Exhibit 32.1

SPENDSMART NETWORKS, INC.

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. §1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Annual Report of SpendSmart Networks, Inc. (the “Company”) on Form 10-K for the period ending Deccember 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alex Minicucci, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)                The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 3, 2015	/s/ Alex Minicucci
Alex Minicucci
Chief Executive Officer